EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the quarter ended September 30, 2012, each of the undersigned, Theodore Deinard, the interim Chief Executive Officer and Norma Caceres, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2012	/s/ Theodore Deinard
Name: Theodore Deinard
Title: Interim Chief Executive Officer, Director

Dated: November 14, 2012	/s/ Norma Caceres
Name: Norma Caceres
Title: Chief Financial Officer